UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

July 18, 2008
Date of Report (Date of earliest event reported)

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120
Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01  Other Events

In June 2008, we received a Notice of Allowance for a non-provisional patent application 11/716,122 titled “Methods and Compositions for Deterring Abuse of Opioid Containing Dosage Forms” (the “122 Application”). After further review of one of the 21 claims contained in the Notice of Allowance, and after consideration of a potential interference proceeding relating to a third party patent application containing a similar claim, on July 18, 2008, we filed with the United States Patent and Trademark Office, a Request for Continued Examination relating to the 122 Application and simultaneously cancelled one of the 21 claims included in the Notice of Allowance.

A copy of the press release issued by us with respect to the aforementioned matter is being furnished as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release of the Registrant dated July 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:  /s/ Peter Clemens

Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date: July 21, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Registrant dated July 21, 2008.